SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-b)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       Mortgage Pass-Through Certificates
                                 Series 2001-b

On July 25, 2002, The Bank of New York, as Trustee for BOA, Mortgage Pass-Through Certificates Series 2001-b, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2001, among BOA as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, Mortgage Pass-Through Certificates Series 2001-b relating to the distribution date of July 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2002


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2002


                             Payment Date: 07/25/02


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    5.249000%             0.00          0.00            0.00       0.00       0.00
                        A2         98,775,642.55    6.069000%    23,053,661.43    499,557.81   23,553,219.24       0.00       0.00
                        A3        225,807,000.00    6.213458%             0.00  1,169,202.02    1,169,202.02       0.00       0.00
                        AIO       350,585,942.33    0.040700%             0.00     11,890.82       11,890.82       0.00       0.00
Residual                ALR                 0.00    6.213458%             0.00          0.00            0.00       0.00       0.00
                        AR                  0.00    6.213458%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         10,030,262.37    6.213458%       347,386.06     51,935.52      399,321.58       0.00       0.00
                        B2          5,943,016.96    6.213458%       205,829.24     30,772.24      236,601.48       0.00       0.00
                        B3          4,086,256.71    6.213458%       141,522.58     21,158.16      162,680.74       0.00       0.00
                        B4          1,856,760.25    6.213458%        64,306.66      9,614.09       73,920.74       0.00       0.00
                        B5          1,857,748.94    6.213458%        64,340.90      9,619.20       73,960.10       0.00       0.00
                        B6          2,229,254.54    6.213458%        77,207.49     11,542.82       88,750.30       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        350,585,942.33     -           23,954,254.36  1,815,292.66   25,769,547.02     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2         75,721,981.12              0.00
                                A3        225,807,000.00              0.00
                                AIO       326,631,687.97              0.00
Residual                        ALR                 0.00              0.00
                                AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,682,876.31              0.00
                                B2          5,737,187.72              0.00
                                B3          3,944,734.13              0.00
                                B4          1,792,453.59              0.00
                                B5          1,793,408.04              0.00
                                B6          2,152,047.05              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        326,631,687.97     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/02


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     5.249000% 060506ZJ4     0.000000      0.000000      0.000000
                           A2     98,775,642.55     6.069000% 060506ZK1   104.640495      2.267491    343.701829
                           A3    225,807,000.00     6.213458% 060506ZL9     0.000000      5.177882  1,000.000000
                           AIO   350,585,942.33     0.040700% 060506ZM7     0.000000      0.015824    434.681947
Residual                   ALR             0.00     6.213458%               0.000000      0.000000      0.000000
                           AR              0.00     6.213458%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     10,030,262.37     6.213458% 060506ZQ8    34.242096      5.119321    954.448133
                           B2      5,943,016.96     6.213458% 060506ZR6    34.242096      5.119321    954.448133
                           B3      4,086,256.71     6.213458% 060506ZS4    34.242096      5.119321    954.448133
                           B4      1,856,760.25     6.213458% 060506ZT2    34.242096      5.119321    954.448133
                           B5      1,857,748.94     6.213458% 060506ZU9    34.242096      5.119321    954.448133
                           B6      2,229,254.54     6.213458% 060506ZV7    34.242078      5.119323    954.448425
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     350,585,942.33       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       326,631,687.27   326,631,687.27
Loan count                    721              721
Avg loan rate           6.959458%             6.96
Prepay amount       23,624,264.58    23,624,264.58

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       174,673.68       174,673.68
Sub servicer fees            0.00             0.00
Trustee fees               584.31           584.31


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       6,527,385.00     6,527,385.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.821344%           100.000000%            324,582,642.55
   -----------------------------------------------------------------------------
   Junior            7.178656%             0.000000%             25,102,706.85
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 3,566,105.04
60 to 89 days                           1                   565,854.41
90 or more                              1                   445,921.85
Foreclosure                             1                   407,318.35

Totals:                                10                 4,985,199.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           25,769,547.02         25,769,547.02
Principal remittance amount           23,954,254.36         23,954,254.36
Interest remittance amount             1,815,292.66          1,815,292.66